UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2024

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41763	88-1368281
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu Seoul, Republic of Korea	07231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +82-2564-8588

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRYU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2024, Hanryu Holdings, Inc., a Delaware corporation (the “Company”), filed an amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Amendment”), changing the name of the Company to “Global Interactive Technologies, Inc.” (the “Name Change”). The Amendment became effective on December 5, 2024. The Name Change was previously approved by the Company’s board of directors on November 20, 2024.

In connection with the Name Change, the Company filed to change its ticker symbol on the Nasdaq Capital Market LLC (“Nasdaq”) from “HRYU” to “GITS”. Upon the effectiveness of the symbol change, the Company will trade on the new name “Global Interactive Technologies, Inc.” and the new symbol “GITS.”

On November 20, 2024, the Company approved an amendment to its bylaws of the Company (the “Bylaws Amendment”). The Bylaws Amendment, which was adopted and effective as of December 5, 2024, allows the holders of 33 1/3 of the outstanding shares of stock entitled to vote to constitute a quorum at a meeting of stockholders for the transaction of any business. Also effective December 5, 2024, the by-laws will now be referred to as the Bylaws of Global Interactive Technologies, Inc. to reflect the Company’s Name Change. No other changes were made to our bylaws.

The foregoing descriptions of the Amendment and the Bylaws Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the Amendment and Bylaws Amendment, copies of which are filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment
3.2	Amendment to the Bylaws of Global Interactive Technologies, Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Interactive Technologies, Inc.

	By:	/s/ Taehoon Kim
Date: December 11, 2024	Name:	Taehoon Kim
	Title:	Interim Chief Executive Officer

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